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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 1997



                        Transamerica Finance Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                           1-6798                     95-1077235
(State or other                  (Commission File             (I.R.S. Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


     600 Montgomery Street
     San Francisco, California                                     94111
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (415) 983-4000




                                 Not applicable
         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets

On June 23, 1997, Transamerica Finance Corporation sold substantially all of its real estate secured lending operations to a subsidiary of Household International, Inc. for total proceeds of $3.9 billion, or $1.1 billion after repayment of associated debt. A definitive agreement for the sale was originally announced on May 21, 1997. The amount of consideration received in the sale was determined through negotiations with Household.

Proceeds from the transaction, net of expenses, will be used to pay down debt and pay a dividend to Transamerica Corporation.

As a result of the sale, Transamerica Finance Corporation's second-quarter will include an after-tax gain of $275 million after taking into account taxes, write-downs of intangibles and other items.

Item 7. Financial Statements and Exhibits

         b)    Pro forma financial information.

                  Unaudited Pro Forma Condensed Balance Sheet
                  as of March 31, 1997..................................Page F-1

                  Unaudited Pro Forma Condensed Income Statement
                  for the year ended December 31, 1996..................Page F-2

                  Unaudited Pro Forma Condensed Income Statement
                  for the three months ended March 31, 1997.............Page F-3

         The following unaudited pro forma consolidated financial statements as of March 31, 1997, and for the year ended December 31, 1996 and the three months ended March 31, 1997, reflect the financial position and results of operations of Transamerica Finance Corporation after giving effect to the transaction described in Item 2 of this filing.

         These pro forma statements have been prepared by Transamerica Finance Corporation based upon assumptions identified in the related footnotes. The pro forma adjustments presented herein are shown for comparative purposes only, and Transamerica Finance Corporation's financial statements will reflect the transactions only from the transaction date of June 23, 1997. The statements are based on the previously reported historical financial statements of Transamerica Finance Corporation and should be read in conjunction with those financial statements and the related notes.

         The pro forma consolidated balance sheet assumes the transaction took place on March 31, 1997. The pro forma consolidated income statement for the year ended December 31, 1996 assumes the transaction took place on January 1, 1996. The pro forma consolidated income statement for the three months ended March 31, 1997 assumes the transaction took place on January 1, 1997.


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                         PRO FORMA FINANCIAL INFORMATION

                TRANSAMERICA FINANCE CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1997
                                   (Unaudited)
                              (Amounts in millions)


                                                    Historical               Pro forma            Pro forma
                                                      Amounts               Adjustments         Consolidated
     ASSETS
       Finance receivables, net
         of allowance for losses
         and unearned fees                             $   4,226.8                                 $   4,226.8
       Equipment held for lease, net
         of accumulated depreciation                       3,048.3                                     3,048.3
       Assets held for sale, net of
         valuation allowance                               3,810.7    a)     $    (3,539.6)              289.4
                                                                      b)              18.3
       Other                                               1,150.3                                     1,150.3
                                                -------------------      ------------------   -----------------
                                                       $  12,236.1           $    (3,521.3)         $  8,714.8
                                                ===================      ==================   =================

     LIABILITIES AND STOCKHOLDER'S EQUITY

       Notes and loans payable                         $   9,501.0    c)     $       (59.6)         $  6,289.5
                                                                      a)          (3,151.9)

       Other liabilities                                     721.2    d)              38.8               760.0
       Income taxes payable                                  366.6    a)              13.1               379.7
                                                -------------------      ------------------   -----------------
                                                          10,588.8                (3,159.6)            7,429.2

       Stockholder's equity                                1,647.3    e)             275.0             1,285.6
                                                                      f)            (655.0)
                                                                      b)              18.3
                                                -------------------      ------------------   -----------------
                                                      $   12,236.1            $   (3,521.3)         $  8,714.8
                                                ===================      ==================   =================


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                         PRO FORMA FINANCIAL INFORMATION

                TRANSAMERICA FINANCE CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year ended December 31, 1996
                                   (Unaudited)
                              (Amounts in millions)


                                           Historical                Pro forma             Pro forma
                                             Amounts                Adjustments          Consolidated
 REVENUES
   Finance charges                            $  1,152.7      g)       $   (598.9)              $  553.8
   Leasing revenues                                689.1                                           689.1
   Other                                            87.9                                            87.9
                                        -----------------       ------------------    -------------------
                                                 1,929.7                   (598.9)               1,330.8

 EXPENSES

   Interest and debt expense                       607.8      c)             (3.0)                 380.4
                                                              g)           (224.4)
   Depreciation on equipment
     held for lease                                255.0                                           255.0
   Provision for losses on
     receivables and assets
     held for sale                                 280.7      g)            (62.7)                 218.0
   Salaries and other operating
     expenses                                      640.5      g)           (144.4)                 496.1
                                        -----------------       ------------------    -------------------
                                                 1,784.0                   (434.5)               1,349.5
 Income before taxes                               145.7                   (164.4)                 (18.7)
 Income taxes                                       51.2      g)            (70.3)                 (18.0)
                                                              c)              1.1
                                        -----------------       ------------------    -------------------
 Net income (loss)                             $    94.5                $   (95.2)             $    (0.7)
                                        =================        ==================   ===================



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Page 5                                                                       F-3

                TRANSAMERICA FINANCE CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          Quarter ended March 31, 1997
                                   (Unaudited)
                              (Amounts in millions)


                                              Historical                Pro forma             Pro forma
                                               Amounts                 Adjustments           Consolidated
 REVENUES
   Finance charges                                 $   256.7     g)        $  (132.5)             $   124.2
   Leasing revenues                                    189.0                                          189.0
   Other                                                24.5                                           24.5
                                         --------------------       ------------------    ------------------
                                                       470.2                  (132.5)                 337.7

 EXPENSES
   Interest and debt expense                       $   143.9     c)         $   (0.8)             $    90.9
                                                                 g)            (52.2)
   Depreciation on equipment
     held for lease                                     67.5                                           67.5
   Provision for losses on
     receivables and assets
     held for sale                                      35.5     g)            (13.0)                  22.5
   Salaries and other operating
     expenses                                          169.3     g)            (32.8)                 136.5
                                         --------------------       ------------------    ------------------
                                                       416.2                   (98.8)                 317.4
 Income before taxes                                    54.0                   (33.7)                  20.3
 Income taxes                                           18.8     g)            (13.7)                   5.4
                                                                 c)              0.3
                                         --------------------       ------------------    ------------------
 Net income                                         $   35.2               $   (20.3)              $   14.9
                                         ====================       ==================    ==================


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

a) Reflects the balance of assets sold and liabilities extinguished as of March 31, 1997.

b) Reflects the May 1997 capital contribution by Transamerica Corporation of assets sold.

c) Reflects the lower debt outstanding as a result of using a portion of the total proceeds to releverage the entity at 6.5:1 debt to equity, and the related reduction in interest expense using Transamerica Finance Corporation's average cost of variable debt of 5.0%.

d) Reflects the accruals for expected costs incurred in connection with the sale.

e)   Reflects the after-tax gain recorded on the transaction.

f)   Reflects the dividend to Transamerica Corporation.

g) Reflects the elimination of the pro forma operating results of the business sold.

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Exhibits

10.1 Stock Purchase Agreement by and among Transamerica Corporation, Transamerica Finance Corporation, Transamerica Financial Services Holding Company, Household Acquisition Corp. and Household International, Inc. dated as of May 20, 1997.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TRANSAMERICA FINANCE CORPORATION
(Registrant)


Burton E. Broome
Vice President and Controller

Date: July 7, 1997